                                                                   EXHIBIT 10.87

FORM NO. A-555                                               CONTRACT NO. E03445
REV. 9-87

            New Mexico State Highway and Transportation Department

                                   CONTRACT

     THIS CONTRACT, made this 7th day of July 1998, between the NEW MEXICO STATE HIGHWAY AND TRANSPORTATION DEPARTMENT AND

                        MEADOW VALLEY CONTRACTORS, INC.
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   (State whether individual, partnership, corporation or joint venture, if incorporated, give State of incorporation)

of                        PHOENIX, AZ
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his or its successors and assign, hereinafter call the Contractor.

Inconsideration of the payment or payments herein specified and agreed to by the State, the contractor agrees to furnish and deliver all the labor, materials and equipment, necessary to do and perform all the work require in the construction of Project No. TPA-NH-070-4(31)260 Control No. 2091 located in Lincoln County, State of New Mexico at the unit prices bid by the contractor in his original proposal, which proposal and prices stated, together with the plans, specifications, supplemental specifications and acknowledged addenda of the State Highway and Transportation Department are made a part of this contract and are in corporated herein by reference.

     The performance and payment bond given by the contractor in the sum of $7,634,841.00 to secure the proper compliance with the terms, conditions and provisions of this contract is attached hereto and made a part of this contract.

     The Contractor certifies that he has obtained and will maintain in force all insurance in the designated amount as set forth in the specifications in a form and amount satisfactory to the New Mexico State Highway and Transportation Department.

CONTRACTOR                            NEW MEXICO STATE HIGHWAY &
                                      TRANSPORTATION DEPT.

BY /s/ Bradley E. Larson
  -----------------------------       _________________________________

TITLE  President                      BY /s/ [SIGNATURE
     --------------------------       ---------------------------------
                                      Secretary of State Highway &
                                      Transportation Dept.

                           CORPORATE ACKNOWLEDGMENT

STATE OF NEW MEXICO         )
COUNTY OF ______________    )ss.

     The foregoing instrument was acknowledged before me this ______________ day of _________________________, 19____ by_________________________________________
                                             (Name of Officer)

______________________________ of    Meadow Valley Contractors, Inc.
                                  ----------------------------------------------
       (Title of Officer)                         (Name of Corporation)

an       Phoenix AZ
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   (State whether individual, partnership, corporation or joint venture, if incorporated, give State of incorporation)

corporation, on behalf of said corporation.

My Commission expires:
                                  _______________________________
                                            Notary Public
___________________________
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Form A-585                                                  Page 5 of 5
DB A-1
Rev. 4/88                         NEW MEXICO
                  STATE HIGHWAY AND TRANSPORTATION DEPARTMENT

                   CONTRACT GOAL FOR DISADVANTAGED BUSINESS
                            IN HIGHWAY CONSTRUCTION

For the purpose of this contract, a goal of 15.5 percent has been established for Disadvantaged Business (DB's) Participation.

                             Type or print legibly

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   Item No.(s) of                   Name of              Proposed Subcontract
  Work Description           Subcontractor/Supplier                Amount
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
      704320 *               San Bar Construction Corp.             1,200.00
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      704330 *               San Bar Construction Corp.             8,100.00
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      704400 *               San Bar Construction Corp.             2,400.00
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      632000 *                   Baca's Trees, Inc.                 6,964.00
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      632100 *                   Baca's Trees, Inc.                62,952.00
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

1. Project No.   TPA-NH-070-4(31)260       CN 2091
              -------------------------------------------------

2. Contractor's DB Liaison Officer     Norm Watkins
                                  -----------------------------

3. Total Amount Bid $ 7,634,841.00
                     ------------------------------------------

4. Contractors DB Participation

   Dollar Estimate and Participation: $ 1,193,723.82 or 15.63% of line 3.

*Must equal or exceed established goal indicated above or bid may be rendered non-responsive.

________________________________________________________________________________

I will abide by the Disadvantage Business (DB) goal set forth for this project and hereby submit the names of the DB firms that will participate in the project. Substitution(s) will not be allowed without prior submission of written justification to the Project Manager for approval. I understand that failure to meet the goal may result in Liquidated Damages for the difference between the DB goal and the actual DB participation achieved.

This statement is my assurance that Meadow Valley Contractors, Inc. agrees to comply with the requirements of 49 CFR Part 23, and the New Mexico State Highway and Transportation Department's Disadvantaged Business Assistance Program, and all the requirements contained therein.

         May 19, 1998                    /s/  Bradley E. Larson
-----------------------------           -------------------------------------
             Date                           Signature of Company Official